Investor Update January 6, 2005

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the long-range plan, including achieving our debt-reduction targets; changes in reserve estimates based upon internal and third party reserve analyses; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; outcome of litigation, including shareholder derivative and class actions related to reserve revisions and restatements; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; uncertainties associated with exploration and production activities; actions by the credit rating agencies; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainty associated with pipeline rate cases; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; difficulty in integration of the operations of previously acquired companies; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner

Values Stewardship Integrity Safety Accountability Excellence

Recent Accomplishments Current with SEC filings $3 billion new credit facilities Longer term Lower cost Net debt at $17.1 billion; achieved low end of $17 billion-$18 billion 12/31/04 goal $3.7 billion of asset sales announced or closed Risk management activities $6.00 floors purchased for 2005 and 2006 Designation of approximately 200 Bcf of existing positions as hedges

2004 Highlights Pipelines performing well Solid "pipeline" of growth projects Re-contracting success E&P performing above plan Higher-than-expected prices Hit low end of volume guidance Drilling results improving Third and fourth quarter production flat Trading business transitioned to marketing business Manage equity production Reviewing early liquidation opportunities International power performing at plan

Financial Highlights

Net Income EBIT Interest and debt expense Preferred and minority interest Income (loss) before income taxes Income taxes Income (loss) from continuing operations Discontinued operations, net of tax Net income $ 1,117 (1,229) (18) (130) (124) (254) (150) $ (404) Nine Months Ended September 30, 2004 $ Millions Tax rate was significantly different than the statutory rate due to: Impairments on foreign investments; no corresponding U.S. tax benefit The non-deductibility of goodwill written off due to GTM/EPD merger increased tax expense (or reduced tax benefit) by approximately $139 MM Ongoing tax rate for EP expected to be in the range of 35%-37%; cash taxes expected to be less than 5%

Business Unit Contribution Pipelines Production Marketing and Trading Power Field Services Corporate and other Total $ 685 588 - 21 10 15 $ 1,319 Nine Months Ended September 30, 2004 $ Millions $ 962 558 (462) (44) 124 (21) $ 1,117 $ (1) (12) (2) (334) (4) (32) $ (385) $ 305 407 10 42 10 34 $ 808 Capex EBIT Significant Items DD&A

Summary of Significant Items $ Millions $ (35) (30) (848) 528 $ (385) Employee costs Facility closures Asset impairment & other Gain/(loss) on asset disposal Total significant items Total Pipeline Production Power Marketing and Trading Field Services $ (5) - - 4 $ (1) $ (12) - - - $(12) $ (4) - (347) 17 $ (334) Nine Months Ended September 30, 2004 $ (2) - - - $ (2) $ (1) - (501) 498 $ (4) Corporate and Other $(11) (30) - 9 $ (32)

Business Unit Contribution $ Millions Pipelines Production Marketing and Trading Power Field Services Corporate and other Total $ 314 218 - 7 5 2 $ 546 Quarter Ended September 30, 2004 $ 268 150 (138) (7) 61 (57) $ 277 $ 4 (1) - (59) 8 (29) $ (77) $ 104 136 4 14 3 9 $ 270 Capex EBIT Significant Items DD&A

Summary of Significant Items $ Millions $ (2) (30) (560) 515 $ (77) Employee costs Facility closures Asset impairment & other Gain/(loss) on asset disposal Total significant items Total Pipeline Production Power Marketing and Trading Field Services $ - - - 4 $ 4 $ (1) - - - $ (1) $ (1) - (67) 9 $ (59) Quarter Ended September 30, 2004 $ - - - - $ - $ - - (493) 501 $ 8 Corporate and Other $ - (30) - 1 $(29)

Operating Cash Flow $ (254) 1,246 992 191 (384) 2 799 2,157 (2,056) $ 900 Net income (loss)1 Non-cash adjustments to net income (loss) Subtotal Discontinued operations Working capital changes and other Cash flow from operating activities Cash flow from investing activities Cash flow from financing activities Change in cash 2004 $ Millions 2003 1Excludes discontinued operations 2Includes $604 MM for Western Energy settlement released in June 2004 $ (448) 1,523 1,075 58 633 1,766 (1,471) (243) $ 52 Nine Months Ended September 30,

Changes in Cash Position $ Millions Cash flow from operating activities before Western Energy settlement Western Energy settlement payments Cash flow from operating activities Capital expenditures Dividends paid Net proceeds from asset sales and other Repayment of debt and other Net change $ 1,403 (604) $ 799 (1,321) * (75) 3,478 * (1,981) * $ 900 Nine Months Ended September 30, 2004 *Includes discontinued operations

Long-Range Plan (LRP) Asset Sales Progress Power Production Petroleum Field Services Pipeline and other Total $900-$1,200 600-700 500-600 1,000 250-350 $3,250-$3,850 Expect to meet or exceed high end of target with original asset base No significant sales anticipated Expect $50 MM-$75 MM of incremental proceeds from original asset base Additional proceeds to date from sale of incremental 40% of EPD GP interest Expect to be within target range with original asset base Asset Class Announced or Closed Comments $ Millions LRP Target $ 1,063 413 666 1,363 151 $ 3,655

Debt Reduction Driven by Asset Sales $ Billions Sep. 30, 2003 Dec. 31, 2003 Mar. 31, 2004 Jun. 30, 2004 Sep. 30, 2004 Dec. 31, 2004 Net debt 21.9 20.5 19.5 18.6 17 17.1 $21.9 $20.5 $19.5 $18.6 $17.0 Net Debt $17.1 Note: Net debt is defined as debt net of cash

Net Debt Analysis $ Billions Net debt at 12/31/04 Adjustments: Debt on assets held for sale Value of hedges on euro-denominated debt Cash held as restricted cash on project debt Adjusted net debt at 12/31/04 $ 17.1 (0.6) (0.2) (0.1) $ 16.2

New Credit Facilities Facility size Maturity Use of facilities* Liability management, general corporate purposes Repayment of Lakeside transaction Issuance of letters of credit, currently Total $ 1,000 3 yrs $ - - 435 $ 435 $ 1,250 5 yrs $ 1,021 229 - $ 1,250 Revolver Term Loan B $ Millions *As of November 23, 2004 $ 750 5 yrs - - 750 $ 750 L/C Facility At December 31, 2004 available cash and borrowing capacity totaled $2.4 billion

Maturity Schedule at December 31, 2004 Capital market debt-Non-pipeline1 Pipeline capital market debt2 B-Loan Bank debt Other Total maturities El Paso Zero Coupon Convert Total including Zero Coupon Convert $ 216 180 20 11 203 $ 630 - $ 630 $ 1,061 - 20 11 171 $ 1,263 862 $ 2,125 2005E 2006E $ Millions 1Assumes exchange rate on euro-denominated debt in effect on December 31, 2004 2Excludes pipeline puttable debt of $75 MM in 2005

Designation of Hedges Restatement required certain swap transactions previously accounted for as hedges to be accounted for on a mark-to-market (MTM) basis in trading book Positions designated as hedges on December 1, 2004 MTM accounting treatment terminated Positions now production hedges: 125.8 TBtu in 2005 at $6.90/MMBtu 79.1 TBtu in 2006 at $6.55/MMBtu No impact on cash flow (still receive swap prices) El Paso receives $3.80/MMBtu on these volumes $3.69/MMBtu in 2005 $3.97/MMBtu in 2006

Floor Price Established for 2005 and 2006 Production Puts purchased for 2005 and 2006 production 60 TBtu in 2005 average $6.00 MMBtu 120 TBtu in 2006 average $6.00 MMBtu $67 MM expenditure Preserves all upside potential No margin requirements Positions will be MTM in trading book

Regulated Business Update

2004: Continued Progress Favorable to plan in year-to-date earnings and capital expenditures Growth projects to be completed as planned: CIG Cheyenne Plains in-service December 2004 ANR Westleg in-service November 2004 SNG South System II in-service August 2004 EPNG Line 2000 Power-Up in-service June 2004 Completed FERC filing for Seafarer project on November 2004; target in-Service date in 2008 Received binding bids totaling 350 MDth/d on WIC Piceance Lateral Expansion; target FERC filing in January 2005 Received firm commitments on Cypress project to construct 175 miles pipeline with 220 MMcf/d design capacity Received firm commitments for Raton Basin Expansion; FERC filing in January 2005 Continued recontracting success-EPNG SoCal core contract renewal

SNG Cypress Project FGT Interconnect SNG Cypress Pipeline 175 miles of 24" pipe Precedent agreements with BG and Progress Energy FERC filing 2nd Qtr 2005 In-Service May 2007

2005 Raton Basin Expansion



Colorado Interstate Gas Pipeline
102 miles of 16"–24" partial loop
Beaver compressor station (CS)
Other CS
CO
KS
Trinidad CS
Picketwire Lateral
Kim CS
Campo Junction
Morton CS
Forgan
Baker
Beaver CS
OK
TX
Dumas

- Capital Cost: $60.4 MM
- Capacity: 104 MMcf/d
- Facilities:
  - 102 miles of 16"–24" partial loop
  - 1,775 hp additional compression at Beaver
- FERC filing: January 2005
- In-service: October 2005
- Deliveries: ANR, PEPL, NGPL, NNG

25

Pipelines Segment EBIT Significant items Employee costs Gain/(loss) on asset disposal Western Energy settlement and related expenses Equity earnings and other income Total significant items Capital expenditures Total throughput (BBtu/d) 100% Equity investment $ 962 (5) - - 4 $ (1) $ 685 17,819 2,818 2004 2003 Nine Months Ended September 30, $ Millions $ 875 (1) 4 (134) - $ (131) $ 579 17,971 2,459

Non-Regulated Business Update

Production Update

Update Commodity prices significantly above plan Production on plan Drilling results improving Recent acquisitions performing well Fourth quarter production averaged 775 MMcfe/d, excluding discontinued operations (4 MMcfe/d) On target to achieve goals

Production by Region 1Q 2004 2Q 2004 3Q 2004 4Q 2004 Total Texas Gulf Coast 308 307 262 253 283 Onshore 224 223 238 239 231 GOM 369 274 238 225 276 International 55 1 38 62 39 9561 805 776 8291 Texas Gulf Coast Onshore GOM International MMcfe/d 1Includes production from Canadian properties divested during 1Q 2004 and discontinued operations 2Includes discontinued operations 7792 308 307 262 253 283

Overview of Activity Texas Gulf Coast Gulf of Mexico Onshore International Total Current Activity 3 1 3 - 7 Recompletions1 Drilling Rigs2 4 3 2 - 9 Texas Gulf Coast Gulf of Mexico Onshore International Acquisitions Other Total Capital Expenditures $ 97 162 160 33 86 50 $588 Nine Months Ended September 30, 2004 Full Year 2004E $ 140 215 237 57 87 114 $ 850 $ Millions Workovers1 4 2 9 - 15 1In process as of January 4, 2005 2Gross EP-operated rigs as of January 4, 2005

Operational and Financial Review Production (MMcfe/d) Capital expenditures ($ MM) Realized prices (includes hedges) Gas ($/Mcf) Liquids ($/Bbl) Production costs ($/Mcfe)2 Other taxes ($/Mcfe) General and administrative expenses ($/Mcfe) Total cash expenses3 2004 Forecast 825-875 $850 - - $0.66-$0.76 0.01-0.02 0.48-0.52 $1.15-$1.30 Quarter Ended September 30, 2004 776 1 $ 218 $ 5.30 36.32 $ 0.81 (0.04) 0.65 $ 1.42 Nine Months Ended September 30, 2004 827 1 $ 588 $ 5.50 31.57 $ 0.64 0.00 0.53 $ 1.17 1Does not include volumes associated with discontinued operations 2Production costs include lease operating expenses plus production related taxes 3Cash expenses equal total operating expenses less DD&A and other non-cash charges; G&A includes higher than anticipated corporate allocation charges

Production Segment EBIT1 Significant items Employee costs Ceiling test charges Asset impairments Gain/(loss) on asset disposal Total significant items Capital expenditures Production (MMcfe/d)* $ Millions $ 558 (12) - - - $ (12) $ 588 827 2003 2004 Nine Months Ended September 30, $ 943 (4) (5) (10) 5 $ (14) $ 1,104 1,179 *Excludes effects of discontinued operations

Gulf of Mexico Drilling 4th well in EI 364 development program Current net EP production: 10.5 MMcfe/d 41 recompletions in 2004 developed 13.3 Bcfe Multi-disciplinary effort in mature fields generated 25 new opportunities West Cameron deep shelf drilling program progressing Post Hurricane Ivan production stabilized (impact 4.5 MMcfe/d) Production (MMcfe/d) Production cash expenses ($/Mcfe)2 YTD Per June Plan1 YTD Actual 283 0.80 276 1 0.82 3 Quarter Ended September 30, 2004 238 1.10 225 - 4Q 2004 Average 1Through year-end 2004 2Production costs include lease operating expenses plus production related taxes 3Through November 2004

Texas Gulf Coast Robertson 9 well completed end of November with current net production of 9 MMcfe/d Four new deep exploratory wells currently being completed; two dry holes Successful recompletion of four wells increased net production from 2.5 MMcfe/d to over 20 MMcfe/d Reprocessed Beast survey is being interpreted Production (MMcfe/d) Production cash expenses ($/Mcfe)2 YTD Per June Plan1 YTD Actual 282 0.45 283 1 0.39 3 Quarter Ended September 30, 2004 262 0.46 252 - 4Q 2004 Average 1Through year-end 2004 2Production costs include lease operating expenses plus production related taxes 3Through November 2004

Onshore Two successful Rocky Mountain exploration tests; one Arklatex dry hole 3Q 2004 development program success rate of 100% on 72 gross wells Technology improving performance in Raton 11 refracs increased rate by 50% Six horizontal extensions doubled well performance Production (MMcfe/d) Production Cash Expenses ($/Mcfe)2 YTD per June Plan1 YTD Actual 232 0.95 231 1 0.90 3 Quarter Ended September 30, 2004 238 0.90 239 - 4Q 2004 Average 1Through year-end 2004 2Production costs include lease operating expenses plus production related taxes 3Through November 2004

Summary Average daily rate of 56 MMcfe/d since consolidation (July 29, 2004) Approx 5% higher than plan volumes 4Q 2004 record volumes Brazil: Pescada-Arabaiana June Plan Actual Recent Results Production (MMcfe/d)

Other Non-regulated YTD Results

Power Overview Domestic Sold or announced Remaining assets Asia Brazil Central America Overhead and other Total Asset Class EBIT Significant Items $ (86) 21 46 (3) 11 (33) $ (44) DD&A $ Millions $ (195) - - (135) - (4) $ (334) $ - 3 5 26 7 1 $ 42 Nine Months Ended September 30, 2004

Marketing and Trading $ Millions EBIT Significant items Employee & other restructuring costs Western Energy settlement & related expenses Total significant items Capital expenditures Number of transactions in book $ (704) (14) 19 $ 5 - 20,759 $ (462) (2) - $ (2) - 9,387 2003 2004 Nine Months Ended September 30,

MTM Trade Book Value by Commodity Portfolio value Natural gas Power/Cross commodity Subtotal Production hedges* Cordova Total $ (65) 83 18 (476) (30) $ (488) December 31, 2003 September 30, 2004 $ Millions $ 91 (57) 34 (737) (49) $ (752) $ 20 55 75 (587) (13) $ (525) March 31, 2004 $ 83 (46) 37 (640) (23) $ (626) June 30, 2004 Note: Total MTM change year-to-date includes $(447) MM change in value and $183 MM for roll offs and reclassification of Western Energy settlement obligation *Derivative positions previously designated as hedges

Marketing and Trading EBIT MTM change in value Accrual/settlements Termination/other Gross margin Operating expense and other income EBIT $ (135) (24) - (159) (13) $ (172) March 31, 2004 $ (447) 3 (70) 97 (420) (42) $ (462) $ (183) (27) 69 1 (141) (11) $ (152) June 30, 2004 $ (129) (20) 29 2 (120) (18) $ (138) September 30, 2004 $ Millions Nine Months Ended September 30, 2004 Quarter Ended 1The $69 MM represents the accrual for the Western Energy settlement contract revaluation included in change in MTM changes in value 2$50 MM gain for final cash installment on Elba Island asset sales and $(21) MM loss for Juniper asset sale for deferred affiliate losses on gas swaps 3Includes $376 MM change in value due to price changes associated with the production hedges

Remaining Legacy Transactions Transaction count Natural gas Production hedges* Power Cross commodity Cordova Accrual book Total 1,827 76 2,049 906 105 665 5,628 2006 2009- 2014 123 - 58 72 35 164 452 1,085 6 1,325 692 98 606 3,812 751 - 894 529 91 502 2,767 564 - 679 406 84 424 2,157 435 - 496 298 77 368 1,674 2005 2007 2008 After 2014 Beginning of Year *Derivative positions previously designated as hedges

Cordova Overview 550 MW tolling transaction through 2019 Guaranteed capacity payment sets limit on EP's cash exposure ($25-$30 MM per year) Forward spark spread analysis indicates higher margins in later years ComEd integration into PJM has caused enhanced liquidity in market $ - (3.9) $ (3.9) $ 3.7 (23.9) $ (20.2) $ 1.2 (5.6) $ (4.4) $ 2.3 (7.2) $ (4.9) $ 0.2 (7.2) $ (7.0) Gross margin Capacity payment Net margin $ Millions 1Q 2004 2004E 2Q 2004 3Q 2004 4Q 2004E

Alliance Overview 160 BBtu/d through 2015 Transportation demand fees set limits on EP's cash exposure (approximately $60 MM per year) Forward basis markets are fairly stable and indicate spreads will continue to clear variable costs Recent transaction gives EP ownership economics without prepay requirements and operational risks Gross margin Capacity payment Net margin 1Q 2004 $ 10.4 (15.0) $ (4.6) $ Millions 2004E $ 40.7 (60.6) $ (19.9) 2Q 2004 $ 9.2 (15.1) $ (5.9) 3Q 2004 $ 12.5 (15.0) $ (2.5) 4Q 2004E $ 8.6 (15.5) $ (6.9)

$ Millions Field Services Overview GTM equity earnings Assets sold Remaining processing assets Overhead and other Total EBIT Significant Items $ 577 (445) 32 (40) $ 124 DD&A $ 511 (494) (21) - $ (4) $ - - 7 3 $ 10 Nine Months Ended September 30, 2004

Summary

Summary Significant progress in 2004 Pipelines continue solid performance Production stabilized More progress in 2005 Focused on growth opportunities

Appendix

Net Income $ 277 (396) (6) (125) (77) (202) (12) $ (214) $ Millions EBIT Interest and debt expense Preferred and minority interest Income (loss) before income taxes Income taxes Income (loss) from continuing operations Discontinued operations, net of tax Net income Quarter Ended September 30, 2004 Tax rate was significantly different than the statutory rate due to: Impairments on foreign investments; no corresponding U.S. tax benefit The non-deductibility of goodwill written off due to GTM/EPD merger increased tax expense (or reduced tax benefit) by approximately $139 MM Ongoing tax rate for EP expected to be in the range of 35%-37%; cash taxes expected to be less than 5%

Price Risk Management 2005 2006 132.2 85.5 $ 6.75 $ 6.34 60.0 120.0 $ 6.00 $ 6.00 Production Hedges* Volume (TBtu) Avg. Price ($/MMBtu) Puts To Establish Floor Volume (TBtu) Avg. Price ($/MMBtu) *Includes designated hedges for 125.8 TBtu and 79.1 TBtu in 2005 and 2006, respectively and 6.4 TBtu for other existing production hedges (Acquisitions- Auburndale: 4.6 TBtu and White Oak: 1.8 TBtu)

Hedge Example: End of One Month Assumptions: Hedges designated at current prices Average fixed price under swaps Total volume under fixed/floating swaps Monthly roll-off of swaps (at 24 months) Move in 23-month strip at end of one month No taxes, no expenses $ 6.75 /Mcf $ 3.75 /Mcf 200.0 Bcf 8.3 Bcf $ 0.50 Settlement EBIT Production-Physical sale Total settlement EBIT MTM EBIT Marketing Total MTM EBIT Total EBIT Operating cash flow (OCF) OCF before working capital Settlement payments Add back non-cash Total OCF Balance sheet impacts debit (credit) Cash Price risk management liabilities Retained earnings Other comprehensive income Current period earnings Total retained earnings MTM Treatment Explanation Hedge Treatment Explanation 8.3 Bcf x $6.75/Mcf (200 Bcf - 8.3 Bcf) x $0.50/Mcf 8.3 Bcf x ($3.75/Mcf - $6.75/Mcf) 25.0 - 95.8 $ 56.3 56.3 (95.8) (95.8) $ (39.5) $ (39.5) (25.0) 95.8 $ 31.3 $ 31.3 (70.8) $ - 39.5 $ 39.5 8.3 Bcf x $6.75/Mcf 8.3 Bcf x ($3.75/Mcf - $6.75/Mcf) 25.0 - 95.8 (200 Bcf - 8.3 Bcf) x $0.50/Mcf $ 56.3 56.3 - - $ 56.3 $ 56.3 (25.0) - $ 31.3 $ 31.3 (70.8) $ 95.8 (56.3) $ 39.5

Significant Debt Activity Since September 30, 2004 $ Millions Issuances and other increases Term B Loan: LIBOR + 275 bps due 2009 Enron Notes: 6.5% due 2005 Total increases Repayments, repurchases, and other retirements1 El Paso CGP Company: 10.25% Gemstone Investors Limited: 7.71% Lakeside Trust Ltd.: 3.50% due 2006 Enron Notes: 6.5% due 2005 El Paso Gas Transmission: 9.22%-9.25% Zero coupon convertibles due 2021 El Paso CGP: 6.5% due 2006 El Paso CGP: 7.5% due 2006 El Paso Corporation: 6.88% due 2005 El Paso Corporation: 6.75% due 2007 Cambria2 Term Loan B Eagle Point PSEG Note Total reductions $ 1,250 213 $ 1,463 $ 38 748 271 213 28 197 91 94 28 21 132 5 37 $ 1,903 1Includes approximately $125 MM in reductions in 1Q 2005 2Eliminated through the sale of this entity

Pipelines Segment EBIT Significant items Employee costs Gain/(loss) on asset disposal Western Energy settlement and related expenses Equity earnings and other income Total significant items Capital expenditures Total throughput (BBtu/d) 100% Equity investment $ 268 - - - 4 $ 4 $ 314 16,579 2,901 2004 2003 Quarter Ended September 30, $ Millions $ 301 - 3 20 - $ 23 $ 235 16,323 2,463

Production by Company MMcfe/d Quarter ended September 30, 20042 Nine months ended September 30, 20042 El Paso Corporation1 El Paso Production Holding Company El Paso CGP 776 827 415 470 323 344 1In addition to EEPH and CGP volumes, El Paso volumes include UnoPaso production 2Does not include volumes associated with discontinued operations

1Q 2004 2Q 2004 3Q 2004 4Q 2004 Total 2004 Texas Gulf Coast 66 48 36 41 48 Onshore 209 207 222 221 215 GOM 274 192 157 151 193 EPPH Production by Region MMcfe/d Texas Gulf Coast Onshore GOM 549 447 415 413 456

EPPH Operational and Financial Review Production (MMcfe/d) Capital expenditures ($ MM) Realized prices (includes hedges) Gas ($/Mcf) Liquids ($/Bbl) Production costs ($/Mcfe)1 Other taxes ($/Mcfe) General and administrative expenses ($/Mcfe) Total cash expenses2 2004 Forecast 440-460 $410 - - $0.60-$0.63 0.01-0.02 0.45-0.48 $1.06-$1.13 1Production costs include lease operating expenses plus production related taxes 2Cash expenses equal total operating expenses less DD&A and other non-cash charges; G&A includes higher than anticipated corporate allocation charges Quarter Ended September 30, 2004 415 $ 66 $ 3.89 $ 35.84 $ 0.62 (0.05) 0.48 $ 1.05 Nine Months Ended September 30, 2004 470 $ 308 $ 4.15 $30.36 $ 0.52 0.01 0.43 $ 0.96

Production Segment $ Millions Quarter Ended September 30, EBIT Significant items Employee costs Ceiling test charges Asset impairments Total significant items Capital expenditures Production (MMcfe/d) $ 150 (1) - - $ (1) $ 218 776 2003 2004 $ 185 - (5) (10) $ (15) $ 330 1,019

Power Domestic Sold or announced Remaining assets Asia Brazil Central America Overhead and other Total Asset Class EBIT Significant Items DD&A $ Millions $ (30) (3) 11 25 5 (15) $ (7) $ (59) - - - - - $ (59) $ - 2 2 8 2 - $ 14 Quarter Ended September 30, 2004

Marketing and Trading $ Millions Quarter Ended September 30, EBIT Significant items Employee & other restructuring costs Asset impairment Gain/loss on asset disposal Total significant items Capital expenditures Number of transactions in book $ (138) - - - $ - - 9,387 2003 2004 $ 28 (10) - - $ (10) - 20,759

Investor Update January 6, 2005